SUPPLEMENT TO THE PROSPECTUS

                          Prospectus Dated May 8, 1995
                   (as previously amended August 31, 1995 and
                        supplemented October 2, 1995 and
                               November 1, 1995)

                             Templeton Region Funds

The prospectus is hereby supplemented by adding the following section after the section entitled "EXPENSE TABLE":

                              FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

                                            TEMPLETON GREATER EUROPEAN FUND                       TEMPLETON LATIN AMERICA FUND

                                                      Class I               Class II                Class I             Class II
                                                 May 8, 1995            May 8, 1995             May 8, 1995            May 8, 1995
                                              (commencement of       (commencement of        (commencement of      (commencement of
                                               operations) to         operations) to          operations) to        operations) to
                                             September 30, 1995     September 30, 1995      September 30, 1995   September 30, 1995
                                                 (unaudited)            (unaudited)            (unaudited)             (unaudited)
Net asset value, beginning of period               $10.00                 $10.00                  $10.00                 $10.00
Income from investment operations:
    Net investment income                             .06                    .08                     .06                    .05
    Net realized and unrealized loss                 (.18)                  (.22)                    .16                    .14
Total from investment operations                     (.12)                  (.14)                    .22                    .19

Change in net asset value                            (.12)                  (.14)                    .22                    .19
Net asset value, end of period                      $9.88                  $9.86                  $10.22                 $10.19

TOTAL RETURN*                                       (1.20)%                (1.40)%                  2.20%                  1.90%

RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000)                    $2,946                 $1,136                  $3,308                   $871
Ratio of expenses to average net assets              4.58% **               5.23% **                4.98% **               5.63% **
Ratio of expenses, net of reimbursement,
to average net assets                                1.85% **               2.50% **                2.35% **               3.00% **
Ratio of net investment income to average
net assets                                           3.22% **               2.77% **                2.63% **               1.99% **


*Total Return does not reflect sales commissions.  Not annualized.
**Annualized.





NOVEMBER 8, 1995                                             TLGIT STKR 11/95